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                                                                    EXHIBIT 23.2


                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Etablissements Delhaize Freres et Cie "Le Lion" S.A. ("Delhaize Group") on Form S-8 of our report dated April 2, 2001, appearing in Delhaize Group's Annual Report on Form 20-F filed with the U.S. Securities and Exchange Commission on June 29, 2001.

Deloitte & Touche Reviseurs d'Enterprises SC s.f.d. SCRL
Brussels, Belgium

Represented by:

/s/ James Fulton
James Fulton

May 29, 2002